Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.5880%



        Excess Protection Level
          3 Month Average   6.00%
          October, 1999   6.19%
          September, 1999   5.84%
          August, 1999   5.95%


        Cash Yield                                  18.61%


        Investor Charge Offs                         4.68%


        Base Rate                                    7.74%


        Over 30 Day Delinquency                      5.07%


        Seller's Interest                            9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,354,806,563.13